Exhibit 99.1

United Security Bancshares, Inc. and First United Security Bank Elect New Directors

THOMASVILLE, Ala.--(BUSINESS WIRE)--October 31, 2014--United Security Bancshares, Inc. (Nasdaq: USBI) announced today that Robert Stephen Briggs, Sheri S. Cook, Aubrey S. Miller, and Donna D. Smith were elected as directors of United Security Bancshares, Inc. (the “Company”) and its subsidiary, First United Security Bank (the “Bank”), by the Board of Directors of the Company at a meeting held on Friday, October 31, 2014. Mr. Briggs was appointed to serve on the Audit Committee of the Company and the Bank. Ms. Cook was appointed to serve on the Asset/Liability Committee of the Bank, Mr. Miller on the Retail, Operations, Technology, and Compliance Committee of the Bank, and Ms. Smith on the Directors’ Loan Committee of the Bank.

Mr. Briggs, Ms. Cook, Mr. Miller, and Ms. Smith all reside and work in the Birmingham area. They are actively involved and serve in professional, civic, and non-profit organizations.

Robert Stephen Briggs graduated from Birmingham-Southern College with a Bachelor of Arts degree in Mathematics. He also attended Georgia State University, where he undertook limited graduate studies in actuarial science. Mr. Briggs has over 40 years of experience in the insurance industry, serving as a field agent, general manager and company executive. In 2008, after his retirement from Protective Life Corporation, Mr. Briggs founded Petra Life Services, Inc. in Birmingham, which company provides insurance, financial and investment consulting services, and he currently serves as its President and Chief Executive Officer. Mr. Briggs holds several certifications and licenses, including Chartered Life Underwriter, Chartered Financial Consultant, Alabama State Life Accident and Sickness, Series 7, Series 22, Series 24, and Series 63. He has been involved with a number of organizations, including American United Mutual Insurance Holding Company, The Freedom Source, The Foundry Rescue Mission and Recovery Center, Edward Lee Norton Board of Advisors at Birmingham-Southern College, MDRT Foundation, United Way, Junior Achievement of Alabama, American Red Cross, Rotary Club, LIMRA International, LOMA, NAIFA, Alabama Planned Giving Council, and Leadership Birmingham.

Sheri S. Cook graduated summa cum laude from Vanderbilt University in 1989 with a Bachelor of Arts degree in Economics and Classical Studies and as a member of Phi Beta Kappa. She graduated from Darden Graduate School of Business Administration at the University of Virginia in 1993 with a Master of Business Administration degree. While at Darden, she received the Faculty Award for graduating in the top five percent of her class. Sheri is currently employed by Altec, Inc. in Birmingham as the Senior Vice President of Human Resources. From April 2008 to July 2013, Sheri served as Altec’s Director of Corporate Finance. Previously, she worked in the corporate finance, internal audit, and investor relations departments of Protective Life Corporation, and also for Kinetic Partners, LLC and Sonat, Inc. She is involved with several boards and organizations, including the McWane Science Center, YWCA, IPC Foundation, and Junior League of Birmingham.

Aubrey S. Miller graduated from Samford University in 1974 with a Bachelor of Arts degree in English and from The University of Alabama in 1980 with a Master of Arts degree in Communication. Since 2009, Mr. Miller has served as Executive Director of the Alabama Chapter of the Juvenile Diabetes Research Foundation in Birmingham. From 2005 to 2008, he was employed as President and Chief Development Officer of the Baptist Health Foundation in Birmingham. While with the Baptist Health Foundation, he was responsible for reorganizing and restructuring the Foundation, and he led the Foundation to a significantly improved financial position. He also enjoyed working for several years with the Tourism and Travel Department and the Birmingham Metropolitan Development Board. Since 2009, Mr. Miller has served as President of the Shelby County Board of Education. He has been involved in several professional and community leadership organizations, including Boy Scouts of America, The Lakeshore Foundation, UAB President’s Cabinet, Leadership Birmingham, Leadership Shelby County, Kiwanis Club, Shelby County Community Health Foundation, and Greater Shelby Education Foundation.

Donna D. Smith attended the Mary Baldwin College in Staunton, Virginia, earned her Bachelor of Arts and Master of Science degrees from The University of Alabama, and earned a Master of Business Administration degree from Samford University. She is a graduate of the Finance for Utility Professions course by the Wharton Business School and was awarded a scholarship to attend the Harvard Business School Non-profit Governance Seminar in connection with her work with the Girl Scouts. Upon her retirement on February 1, 2014, Donna served as the Vice President of Human Resources and Ethics for Alabama Power Company and was employed by Alabama Power Company or Southern Company for over 25 years. She also served on the Board of the Alabama Power Company Foundation. Among her civic and professional activities, Donna was named a 2013 Top Human Resources Executive by the Birmingham Business Journal and serves as the first board president of the Girl Scouts of North Central Alabama Council. She has been involved with several other organizations and boards, including Birmingham Business Alliance Workforce Development, Birmingham Museum of Art, Go Red for Women Executive Leadership, United Way Tocqueville Society, Women’s Fund Board, Kiwanis Club, Leadership Birmingham, and Leadership America. She also serves on the Advisory Board of One Stop Environmental and McKinney Capital and as co-chair of the 2014 MOMENTUM Women’s Leadership Conference.

“We are fortunate to have these very qualified individuals join our Company and Bank. They will be a major asset to us in serving the Birmingham area,” said James F. House, President and Chief Executive Officer of the Company and the Bank. “I welcome them as members of our Boards and look forward to their association and insight as we continue to focus on improvement and growth of the Bank’s assets as part of our strategy to increase earnings and move the Bank forward.”

About United Security Bancshares, Inc.

United Security Bancshares, Inc. is a bank holding company that operates nineteen banking offices in Alabama through First United Security Bank. In addition, the Company’s operations include Acceptance Loan Company, Inc., a consumer loan company, and FUSB Reinsurance, Inc., an underwriter of credit life and credit accident and health insurance policies sold to the Bank’s and ALC’s consumer loan customers. The Company’s stock is traded on the Nasdaq Capital Market under the symbol “USBI.”

Forward-Looking Statements

This press release contains forward-looking statements, as defined by federal securities laws. Statements contained in this press release that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. USBI undertakes no obligation to update these statements following the date of this press release, except as required by law. In addition, USBI, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of USBI’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by USBI with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of USBI or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to loan demand, growth and earnings potential and the adequacy of the allowance for loan losses for USBI, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

CONTACT:
United Security Bancshares, Inc.
James F. House, 334-636-5424